Exhibit 32.2
Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)
     I, Dave Becker, Executive Vice President, Chief Financial Officer (principal financial officer) of MiddleBrook Pharmaceuticals, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2009 of the Registrant (the “Report”), that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ DAVE BECKER
Name:	Dave Becker
Title:	Executive Vice President, Chief Financial Officer
Date:	August 6, 2009

39